DEBTOR:   BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING NOVEMBER 30, 1999

===============================================================================

                                                     Document     Previously     Explanation
      Required attachments                           Attached     Submitted        Attached
      1.  Tax Receipts                                  ( )          ( )            ( X )

      2.  Bank Statements                              ( X )         ( )             ( )

      3.  Most recently filed                           ( )         ( X )            ( )
           Income Tax Return

      4.  Most recent Annual Financial                  ( )         ( X )            ( )
           Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
      /s/ Larry Smith                                          Controller
--------------------------------------------             -----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                           TITLE

          Larry Smith                                           12-16-99
--------------------------------------------             -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                                  DATE

PREPARER:
     /s/ Clifton Franklin                                  Accounting Manager
--------------------------------------------             -----------------------
ORIGINAL SIGNATURE OF PREPARER                                    TITLE
         Clifton Franklin                                        12-16-99
--------------------------------------------             -----------------------
PRINTED NAME OF PREPARER                                           DATE

 All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-2

                           COMPARATIVE BALANCE SHEET

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

----------------------------------------------------------------------------------------------------------------
ASSETS - SEE EXHIBIT 1                                  MONTH                 MONTH               MONTH
                                               -----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
1. CASH
----------------------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------
3. INVENTORY
----------------------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE
----------------------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES
----------------------------------------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
8. PROPERTY, PLANT & EQUIPMENT
----------------------------------------------------------------------------------------------------------------
9. LESS ACCUMULATED
   DEPRECIATION/DEPLETION
----------------------------------------------------------------------------------------------------------------
10. NET PROPERTY, PLANT &
      EQUIPMENT
----------------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS
----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE
----------------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE
----------------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE
----------------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES
----------------------------------------------------------------------------------------------------------------
19. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS
----------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION
    LIABILITIES
----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
23. SECURED DEBT
----------------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT
----------------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT
----------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
----------------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFECIT)
----------------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES &
    OWNERS' EQUITY
----------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-3

                          INCOME STATEMENT

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974                       THIRD QUARTER

--------------------------------------------------------------------------------------------------------------------
REVENUES - SEE EXHIBIT 2                                  MONTH                  MONTH                MONTH
--------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES
--------------------------------------------------------------------------------------------------------------------
2.  LESS:  RETURNS & DISCOUNTS
--------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE
--------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
4.  BEGINNING INVENTORY
--------------------------------------------------------------------------------------------------------------------
5.  ADD:  PURCHASES
--------------------------------------------------------------------------------------------------------------------
6.  LESS:  ENDING INVENTORY
--------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT
--------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION
--------------------------------------------------------------------------------------------------------------------
10. DIRECT LABOR/SALARIES
--------------------------------------------------------------------------------------------------------------------
11. PAYROLL TAXES
--------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
--------------------------------------------------------------------------------------------------------------------
13. INSURANCE
--------------------------------------------------------------------------------------------------------------------
14.   DEPRECIATION/DEPLETION/AMORTIZATION
--------------------------------------------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
--------------------------------------------------------------------------------------------------------------------
16. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
17. TOTAL OPERATING EXPENSE
--------------------------------------------------------------------------------------------------------------------
18. OPERATING INCOME
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
19. OTHER INCOME (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
20. OTHER EXPENSES (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
21. INTEREST EXPENSE
--------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES
 --------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
24. PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
--------------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
28. INCOME TAX
--------------------------------------------------------------------------------------------------------------------
29. NET PROFIT (LOSS)
--------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-4

                                                           BANK:
CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974               ACCOUNT NO.:
                                                           ACCOUNT TYPE:

----------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                   MONTH                 MONTH                MONTH
                                                           -----------------------------------------------------------------
DISBURSEMENTS - SEE EXHIBIT 3
----------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH
----------------------------------------------------------------------------------------------------------------------------
                                                         RECEIPTS
----------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES
----------------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
4.  SALE OF ASSETS
----------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------------------
7.  TOTAL RECEIPTS
----------------------------------------------------------------------------------------------------------------------------
8.  TOTAL CASH AVAILABLE
----------------------------------------------------------------------------------------------------------------------------
                                                CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------
     CHECK
     NUMBER            DATE                             PAYEE                             PURPOSE              AMOUNT
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                TOTAL DISBURSEMENTS FROM BANK ACCOUNT
                ------------------------------------------------------------------------------------------------------------
                END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)
----------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-5

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 4
-----------------------------------------------------------------------------------------------------------------------------------
                                    0 - 30 days old
                -------------------------------------------------------------------------------------------------------------------
                                    31 - 60 days old
                -------------------------------------------------------------------------------------------------------------------
                                    61 - 90 days old
                -------------------------------------------------------------------------------------------------------------------
                                    91+ days old
                -------------------------------------------------------------------------------------------------------------------
                                    TOTAL ACCOUNTS RECEIVABLE
                -------------------------------------------------------------------------------------------------------------------
                                    AMOUNTS CONSIDERED UNCOLLECTIBLE
                -------------------------------------------------------------------------------------------------------------------
                                    ACCOUNTS RECEIVABLE (NET)
-----------------------------------------------------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5
-----------------------------------------------------------------------------------------------------------------------------------
                                           0-30              31-60              61-90               91+
                                           DAYS              DAYS               DAYS                DAYS              TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES - SEE EXHIBIT 6
-----------------------------------------------------------------------------------------------------------------------------------
                                         BEGINNING         WITHHELD                                ENDING
                                            TAX            AND/OR              AMOUNT               TAX             DELINQUENT
                                         LIABILITY*        ACCRUED              PAID              LIABILITY            TAXES
===================================================================================================================================
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING**
-----------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**
-----------------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**
-----------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
WITHHOLDING
-----------------------------------------------------------------------------------------------------------------------------------
SALES
-----------------------------------------------------------------------------------------------------------------------------------
EXCISE
-----------------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY
-----------------------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-6

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                            MONTH:
--------------------------------------------
BANK RECONCILIATION - SEE EXHIBIT 7
                                                   ACCOUNT #1        ACCOUNT #2            ACCOUNT #3
--------------------------------------------------------------------------------------------------------------------------------
A.  BANK:
                                            ----------------------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                                TOTAL
                                            ----------------------------------------------------------------
C.  PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
--------------------------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
--------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
--------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
--------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF           TYPE OF              PURCHASE              CURRENT
BANK ACCOUNT NAME & NUMBER                          PURCHASE         INSTRUMENT               PRICE                VALUE
--------------------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASH
--------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND
--------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH
   (Total of lines 5, 11, & 12)
--------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-7

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------------------------------
                                     INSIDERS - SEE EXHIBIT 8                                                    CUMULATIVE
-------------------------------------------------------------------------------------------------------------
                                                                               TYPE OF           AMOUNT            UNPAID
             NAME                                       POSITION               PAYMENT            PAID            BALANCE
--------------------------------------------------------------------------------------------------------------------------------
1.
--------------------------------------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO INSIDERS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS - SEE EXHIBIT 9
--------------------------------------------------------------------------------------------------------------------------------
                                          TYPE               DATE OF COURT
                                           OF              ORDER AUTHORIZING           AMOUNT           AMOUNT        TOTAL PAID
             NAME                     PROFESSIONAL              PAYMENT               APPROVED           PAID          TO DATE
--------------------------------------------------------------------------------------------------------------------------------
1.
--------------------------------------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS TO PROFESSIONALS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULED              AMOUNTS
                                                         MONTHLY                 PAID                      TOTAL
                                                        PAYMENTS                DURING                    UNPAID
NAME OF CREDITOR                                           DUE                  MONTH                  POSTPETITION
--------------------------------------------------------------------------------------------------------------------------------

                       THE DEBTOR MADE NO ADEQUATE PROTECTION

                          PAYMENTS IN August, 1999.

--------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-8

CASE NO.: 98-1970, 98-1971, 98-1973, 98-1974

----------------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE
                                                                                                               YES           NO
----------------------------------------------------------------------------------------------------------------------------------
 1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                                   X
----------------------------------------------------------------------------------------------------------------------------------
 2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                                 X
----------------------------------------------------------------------------------------------------------------------------------
 3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                   X
----------------------------------------------------------------------------------------------------------------------------------
 4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                             X (a)
----------------------------------------------------------------------------------------------------------------------------------
 5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                   X (b)
----------------------------------------------------------------------------------------------------------------------------------
 6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                             X
----------------------------------------------------------------------------------------------------------------------------------
 7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                             X
----------------------------------------------------------------------------------------------------------------------------------
 8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                         X
----------------------------------------------------------------------------------------------------------------------------------
 9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                               X
----------------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                               X
----------------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                         X (c)
----------------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                          X
----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debtors are authorized to pay certain pre-petition liabilities
----------------------------------------------------------------------------------------------------------------------------------
    under "First Day" Orders.  Only pre-petition payments so authorized
----------------------------------------------------------------------------------------------------------------------------------
    have been made and reported in accordance with such orders.
----------------------------------------------------------------------------------------------------------------------------------
(b) Loans received in accordance with Debtor-In-Possession Financing
----------------------------------------------------------------------------------------------------------------------------------
    Agreement. Approved by the Court.
----------------------------------------------------------------------------------------------------------------------------------
(c) Various de minimus pre-petition business license and franchise fees
----------------------------------------------------------------------------------------------------------------------------------
    paid. Such license and franchise fees were
----------------------------------------------------------------------------------------------------------------------------------
    necessary to continue to conduct business in certain jurisdictions

----------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                                      YES           NO
----------------------------------------------------------------------------------------------------------------------------------
 1. ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                    X
----------------------------------------------------------------------------------------------------------------------------------
 2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                      X
----------------------------------------------------------------------------------------------------------------------------------
 3. PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 INSURANCE POLICIES - SEE EXHIBIT 10
----------------------------------------------------------------------------------------------------------------------------------
                TYPE OF                                                                                        PAYMENT AMOUNT
                POLICY                               CARRIER                       PERIOD COVERED                 & FREQUENCY
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

DEBTOR: BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS    ACCRUAL BASIS-9

Case No.: 98-1970, 98-1971, 98-1973, 98-1974

-------------------------------------------------------------------------------
                              PERSONNEL

-------------------------------------------------------------------------------
                                                                 FULL/PART TIME
-------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                    72
-------------------------------------------------------------------------------
2.  Number of employees hired during the period                          8
-------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period         4
-------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period               76
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               CHANGE OF ADDRESS

1705 KATY ROAD
HOUSTON, TEXAS 77024
713-868-8100

-------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:__September 30, 1999________________________

NEW ADDRESS:

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                             AS OF NOVEMBER 30, 1999
                                    ($000'S)

Current Assets:
  Petty cash                                                                   $       1
  Cash in bank                                                                     1,201
  Accounts receivable                                                              2,015
  Receivable from sale of
    discontinued operations                                                            -
  Inventories                                                                      1,031
  Prepaid expenses and other assets                                                    4
                                                                               ---------
  Current assets                                                                   4,252

Plant and Equipment, net                                                           3,132

Other Assets:
  Goodwill                                                                             -
  Design costs                                                                         -
  Retail assets held for sale                                                          -
  Debt acquisition costs                                                           1,096
  Debt restructuring costs
  Prepaid promotional expenses                                                         -
  Other assets                                                                       102
                                                                               ---------
  Total assets                                                                 $   8,582
                                                                               =========

Current Liabilities:
  Accounts payable (post-petition)                                             $     689
  Accrued expenses (post-petition)                                                   396
  Term loan note                                                                       -
  Revolving loan                                                                       -
                                                                               ---------
  Current liabilities                                                              1,085

Long Term Liabilities:
  Long-term debt (pre-petition)                                                   12,319

Liabilities Subject to Compromise:
  Current maturities of long term debt and capital lease (pre-petition)                9
  Accounts payable (pre-petition)                                                  5,893
  Accrued expenses (pre-petition)                                                  1,546
  Accrued loss on future purchase commitments (pre-petition)                           -
  Allowance for operating losses of discontinued segment (pre-petition)            1,858
                                                                               ---------
  Liabilities subject to compromise                                                9,306

Minority interests                                                                    50

Shareholders' Equity:
  Common stock                                                                         1
  Additional paid-in capital                                                     151,693
  Accumulated deficit in earnings                                               (165,422)
  Treasury stock                                                                    (450)
                                                                               ---------
  Total Shareholders' Equity                                                     (14,178)
                                                                               ---------
  Total Liabilities and Shareholders' Equity                                   $   8,582
                                                                               =========


                                  Exhibit 1

            BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  Consolidated Income Statement - Unaudited
                           As of November 30, 1999
                                  ($000's)

Sales                                                   $ 1,111
Cost of goods sold                                          921 (1)
                                                        -------
Gross profit                                                190

Operating expenses
     Customer                                                 -
     Sales                                                   35
     Distribution                                             6
     Marketing                                                1
     General administrative                                 190 (2)
     MIS administrative                                      43 (3)
                                                        -------
     Total operating expenses                               275

Operating income (loss)                                     (85)

(Gain) loss on sale of assets                               (63)
Interest expense                                              -

(Gain) loss on purchase commitments                           -

Other (income) expense
                                                        -------
Net income (loss)                                       $   (22)
                                                        =======


NOTES:

     (1)  Includes Depreciation of $93K
     (2)  Includes Legal Expenses of $115K
     (3)  Includes Depreciation of IS Computer System of $21K

                                  Exhibit 2

    BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
        Post-Petition Cash Receipts and Disbursements
            For the Month Ended November 30, 1999
                           ($000's)

                                                           --------
                                                           10/31/99
                                                           11/30/99
                                                           --------
RECEIPTS:
     Lockbox                                               $     -
     Other                                                   1,164
                                                           -------
                                                             1,164

DISBURSEMENTS:
     Green Coffee                                                -
     Packaging & Flavoring                                     242
     Payroll & Benefits                                        374
     Plant Overhead                                            160
     Customer Expenses
     Distribution Costs                                          2
     Sales Costs                                                 -
     Marketing                                                   -
     Management Info. Systems                                    3
     Administrative                                             81 (1)
     Professional Fees                                          57
     Interest Expense & Bank Fees                                -
     Slotting Fees
     Capital Expenditures                                        -
     Property Taxes                                              -
     Other                                                       -
     Other - Return of Customer Payment to P & G
                                                           -------
         Total Disbursements                                   919

Net Cash Flow                                                  245

                                                                 -
                                                                 -
                                                           -------
Net Cash Flow                                                  245
Beginning Cash                                                 383
                                                           -------
     Ending Cash Before Float                                  628
     Outstanding Check Float                                   573
     Deposits Not Credited                                       -
                                                           -------
Cash Ledger Balance per Bank                               $ 1,201
                                                           =======


Note:  (1)  Includes payment of $63K to Highwoods/Forsyth Ltd

                                  Exhibit 3

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                              AS OF NOVEMBER, 1999
                                    ($000'S)

                               Past Due
                ----------------------------------------                       Allowance for            Net
                  30 - 60       60 - 90       Over 90      Total Accounts    Returns and Bad        Accounts
0 - 30 Days(a)     Days          Days           (a)         Receivable            Debts             Receivable
--------------  ------------  ------------  -----------    --------------    ---------------        ----------

   $ 911           $ 576         $ 43         $ 65            $ 1,595                                $ 1,595

                                                    Cash sales 6K billed in April                    $    10
                                                    A/R Other - Rebilling                            $    29
                                                    Accrued P&G Sales   -  Current                   $   210
                                                    A/R Coffee Broker  Over 180 Past due             $   171
                                                                                                     -------
                                                                Total A/R                            $ 2,015
                                                                                                     =======

                                  Exhibit 4

              BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                            AGING OF ACCOUNTS PAYABLE
                              AS OF NOVEMBER, 1999
                                    ($ 000'S)

                                                              TOTAL
                                                             ACCOUNTS
0-30 DAYS     31-60 DAYS     61-90 DAYS     91+ DAYS(b)      PAYABLE
---------     ----------     ----------     -----------      --------
 $  156        $   (23)       $  (10)        $    (6)        $    117

Outstanding Checks, Wells Fargo Account No. 337788970              82
Outstanding Checks, Wells Fargo Account No. 337789424             351
Outstanding Checks, Wells Fargo Account No. 4595852287              7
Outstanding Checks, FUNB Account No. 2155300194336                132
                                                             --------
Total Accounts Payable                                       $    689
                                                             ========


NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received. (includes est.)

(b) Amounts over 90 days consist primarily of 20% holdback on professional fees.

                                  Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                         STATUS OF POST-PETITION TAXES
                             AS OF NOVEMBER 30, 1999
                                    ($000'S)

                                                            AMOUNT
                                         BEGINNING        WITHHELD OR     AMOUNT        ENDING TAX     DELINQUENT
                                       TAX LIABILITY       ACCRUED         PAID         LIABILITY        TAXES
                                       -------------      -----------     ------        ----------     ----------
FEDERAL
Withholding (a)                         $     -             $  70.0       $ 70.0         $     -          $ -
Unemployment (a)                              -                   -            -               -            -
                                    -----------------------------------------------------------------------------
     TOTAL FEDERAL                            -                70.0         70.0               -            -

STATE
Withholding (a)                            24.9                   -            -            24.9            -
Unemployment (a)                            0.1                   -            -             0.1            -
Income                                      2.3                   -            -             2.3            -
Property                                  182.6                29.0            -           211.6            -
Sales                                      76.9                22.4            -            99.3            -
Franchise (b)                             128.2                   -            -           128.2            -
                                    -----------------------------------------------------------------------------
     TOTAL STATE AND LOCAL                415.0                51.4            -           466.4            -
                                    -----------------------------------------------------------------------------
     TOTAL TAXES                        $ 415.0             $ 121.4       $ 70.0         $ 466.4          $ -
                                    =============================================================================


NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.

                                  Exhibit 6

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               Bank Reconciliation
                             As of November 30, 1999
                                    ($000's)

                                         ACCOUNT #1      ACCOUNT #2      ACCOUNT # 3    ACCOUNT #4       ACCOUNT #5      ACCOUNT #6
A.  BANK:                                   FUNB           CHASE           CHASE           FUNB             FUNB           FUNB
B.  ACCOUNT NUMBER:                    2000000482626     066-611121    312-7934031-66  2079900003505   2155300194336   2090000011450
C.  PURPOSE (TYPE):                      DEPOSITORY      DEPOSITORY       CHECKING       CHECKING         PAYROLL        DEPOSITORY
1.  BALANCE PER BANK STATEMENT             $  -            $   -            $   -          $   -          $ 145.3          $   -
2.  ADD: TOTAL DEPOSITS NOT CREDITED        0.0              0.0              0.0            0.0              0.0            0.0
3.  SUBTRACT: OUTSTANDING CHECKS            0.0              0.0              0.0            0.0           (132.1)           0.0
4.  OTHER RECONCILING ITEMS                 0.0              0.0              0.0            0.0              0.0            0.0
5.  MONTH END BALANCE PER BOOKS            $  -            $   -            $   -          $   -          $  13.2          $   -
6.  NUMBER OF LAST CHECK WRITTEN






                                           ACCOUNT #7       ACCOUNT #8      ACCOUNT #9     ACCOUNT #10
A.  BANK:                                  WELLS FARGO     WELLS FARGO     WELLS FARGO     WELLS FARGO
B.  ACCOUNT NUMBER:                       2090000011450     337788970       337789424       4595852287      TOTAL
C.  PURPOSE (TYPE):                         337789002       CHECKING         CHECKING        PAYROLL
1.  BALANCE PER BANK STATEMENT                $ 0.5          $ 171.1          $ 857.3         $ 26.7      $ 1,200.9
2.  ADD: TOTAL DEPOSITS NOT CREDITED            0.0              0.0              0.0                     $       -
3.  SUBTRACT: OUTSTANDING CHECKS                0.0            (81.9)          (351.3)          (7.2)     $  (572.5)
4.  OTHER RECONCILING ITEMS                     0.0                                              0.0      $       -
5.  MONTH END BALANCE PER BOOKS               $ 0.5          $  89.2          $ 506.0         $ 19.5      $   628.4
6.  NUMBER OF LAST CHECK WRITTEN
                                          Outstanding Checks, Chase 312-7934031-66                                -
                                          Outstanding Checks, FUNB 2155300194336                              132.1
                                          Outstanding Checks, WF 4595852287                                     7.2
                                          Outstanding Checks, WF 337788970                                     81.9
                                          Outstanding Checks, WF 337789424                                    351.3
                                          Month End Balance Per Bank                                      $ 1,200.9


                                  Exhibit 7

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                            Distributions to Insiders
                                November 30, 1999

                                           Director's                                 Other                                Total
                            Salary (a)       Fees          Bonus      Severance     Expense (b)      Auto      401(K)     Payments
                            ----------     ----------     -------     ---------     -----------     ------     ------     --------
OFFICERS:
Bilmes, Barry                  9,615            -            -             -               -            -        144         9,760
Pennington, Linda             10,769            -            -             -            1,592           -        714        13,076
                            ------------------------------------------------------------------------------------------------------
                            $ 20,385          $ -          $ -           $ -          $ 1,592         $ -      $ 859      $ 22,835
                            ======================================================================================================


NOTES:

(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.

(b)  Meals, travel expenses, etc.


                                  Exhibit 8

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          Payments to Professionals (a)
                     For The Month Ending November 30, 1999

                            NAME                                TOTAL
                            ----                                -----
Weil, Gotshal & Manges, LLP                                     $  -

Bernard A. Katz                                                 $  4

White & Case, LLP                                               $ 22

Brownstein, Hyatt, Farber & Strickland, P.C.                    $  -

Richard, Layton & Finger, P.A.                                  $  -

The Bayard Firm                                                 $  -

KPMG                                                            $ 26

Ernst & Young                                                   $  -

Carrigan Chambers Dansky                                        $  3

Logan & Company                                                 $  3
                                                                ----
                                                                $ 57
                                                                ====


NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.

                                  Exhibit 9

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                               INSURANCE POLICIES
                            AS OF NOVEMBER 30, 1999

       TYPE OF POLICY                          TERM                   CARRIER            ANNUAL PREMIUM      FREQUENCY
       --------------                          ----                   -------            --------------      ---------
Package                                   8/1/99 - 5/1/00        The Rowley Agency          $  54,975        Quarterly

TX Auto                                   8/1/99 - 5/1/00        The Rowley Agency          $   6,652        Quarterly

Workers' Compensation                     8/1/99 - 5/1/00        The Rowley Agency          $  69,344        Quarterly

CA Worker's Compensation                  8/1/99 - 5/1/00        The Rowley Agency          $   8,565        Quarterly

Umbrella - $10 million                    8/1/99 - 5/1/00        The Rowley Agency          $   6,955        Quarterly

Umbrella - $15 million                    8/1/99 - 5/1/00        The Rowley Agency          $   5,375        Quarterly

Directors and Officers                    8/25/99-12/31/99   *** AON Risk Insurance         $ 110,000         Periodic


*** NOTE:  Will Be Extended As Required


                                  Exhibit 10